UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

Unico American Corporation
 (Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2021, the stockholders of Unico American Corporation (the “Company”) approved the Unico American Corporation 2021 Equity Incentive Plan (the “ Equity Plan”).  The Equity Plan had previously been approved, subject to shareholder approval, by the Board of Directors of the Company. The Equity Plan became effective immediately upon shareholder approval at the Annual Meeting of Stockholders of the Company held on May 27, 2021 (the “Meeting”). A description of the material terms of the Equity Plan is contained under the heading “Proposal 2—Approval of the 2021 Equity Incentive Plan” in the Company’s definitive proxy statement for the Meeting, which was filed with the Securities and Exchange Commission on April 28, 2021. A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Company held the Meeting on May 27, 2021. The final results of the vote on each matter submitted to a vote of stockholders are as follows:

1. The election of six (6) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified by the following vote:

Nominee	Number of Shares Voted For	Number of Shares Withheld
Gerard J. Altonji	3,738,784	31,242
Erwin Cheldin	3,737,318	32,708
John B. Keefe, Sr.	3,737,931	32,095
Joycelyn M. Ray	3,740,228	29,798
Steven L. Shea	3,737,129	32,897
Jeffrey M. Tuder	3,735,815	34,211

There were no broker non-votes.

2. The Equity Plan was approved by the following vote:

For	Against	Abstentions
3,736,252	32,235	1,539

There were no broker non-votes.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits. The following exhibit is being filed herewith:

Exhibit Number	Description
10.1
Unico American Corporation 2021 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: June 3, 2021	By:	/s/ Michael Budnitsky
	Name:	Michael Budnitsky
	Title:	Chief Executive Officer, President, Treasurer, Chief Financial Officer and Secretary